Exhibit 10.4
EXHIBIT D

FORM OF
ASSIGNMENT AGREEMENT

This Assignment Agreement (this “Assignment Agreement”) between ______________ (the “Assignor”) and __________________(the “Assignee”) is dated as of ____________, ____. The parties hereto agree as follows:

1.           PRELIMINARY STATEMENT.  The Assignor is a party to a Loan Agreement, dated December 3, 2001 (which, as it may from time to time be amended, restated or otherwise modified is herein called the “Loan Agreement”), by and between Matthews International Corporation (the “Borrower”), certain banks listed on the signature pages thereof (collectively, “Banks” and, individually, “Bank”), and Citizens Bank of Pennsylvania, as agent for the Banks (“Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Loan Agreement. The Assignor desires to assign to the Assignee, and the Assignee desires to assume from the Assignor, one hundred percent (100%) of the Commitment of the Assignor.

2.           ASSIGNMENT.  For and in consideration of the assumption of obligations by the Assignee set forth in Section 3 hereof and other consideration set forth herein, and effective as of the Assignment Effective Date (as hereinafter defined), the Assignor does hereby sell, assign, transfer and convey all of its right, title and interest in and to (a) the Commitment of the Assignor (as in effect on the Assignment Effective Date), (b) any Loan made by the Assignor which is outstanding on the Assignment Effective Date, (c) any Note delivered to the Assignor pursuant to the Loan Agreement, and (d) the Loan Agreement and the other Loan Documents. Pursuant to Section 8.17A of the Loan Agreement, on and after the Assignment Effective Date the Assignee shall have the same rights, benefits and obligations as the Assignor had under the Loan Agreement and the Loan Documents, all determined as if the Assignee were a “Bank” under the Loan Agreement with a Commitment of ____________ Dollars ($________), equaling ______ percent (_____%) of the Total Commitment Amount.  The Assignment Effective Date (the “Assignment Effective Date”) shall be two (2) Business Days (or such shorter period agreed to by Agent) after a Notice of Assignment substantially in the form of Attachment I hereto and any consents substantially in the form of Attachment II hereto required to be delivered to Agent, together with a fee of Five Thousand and 00/100 Dollars ($5,000.00), in accordance with Section 8.17A of the Loan Agreement, have been delivered to Agent; provided, however, that, in the event that Borrower shall appropriately request a Revolving Credit Loan prior to the time at which all of conditions to the effectiveness of this Assignment shall have been met, the Assignment Effective Date shall be the Business Day immediately following the day upon which the Loans by the Banks are to be made under such request for a Revolving Credit Loan. In no event shall the Assignment Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Assignment Effective Date under Section 4 are not made on or prior to the proposed Assignment Effective Date. The Assignor shall notify the Assignee of the proposed Assignment Effective Date on the Business Day prior to the proposed Assignment Effective Date and shall notify the Assignee of any pending request for a Revolving Credit Loan which would delay such proposed Assignment Effective Date.

3.           ASSUMPTION.  For and in consideration of the assignment of rights by the Assignor set forth in Section 2 hereof and the other consideration set forth herein, and effective as of the Assignment Effective Date, the Assignee does hereby accept that assignment, and assume and covenant and agree fully, completely and timely to perform, comply with and discharge, each and all of the obligations, duties and liabilities of the Assignor under the Loan Agreement and the Loan Documents which are assigned to the Assignee hereunder, which assumption includes, without limitation, the obligation to fund the unfunded portion of the Total Commitment Amount in accordance with the provisions set forth in the Loan Agreement as if the Assignee were a “Bank” under the Loan Agreement with __________ Dollars ($________) equaling _________ percent (___ %) of the Total Commitment Amount. The Assignee agrees to be bound by all provisions relating to “Banks” under and as defined in the Loan Agreement and the Loan Documents, including, without limitation, provisions relating to the payment of indemnification. The Assignee agrees further to deliver to Agent, concurrently herewith, a completed Administrative Questionnaire, substantially in the form attached hereto as Attachment III.

4.           PAYMENT OBLIGATIONS.  On and after the Assignment Effective Date, the Assignee shall be entitled to receive from Agent all payments of principal, interest and fees with respect to Assignor’s Commitment and Commitment Percentage of the Loans. The Assignee shall advance funds directly to Agent with respect to all Loans and reimbursement payments made on or after the Assignment Effective Date. In consideration for the sale and assignment of Loans hereunder, with respect to all Loans outstanding on the Assignment Effective Date, the Assignee shall pay the Assignor, on the Assignment Effective Date, an amount in Dollars equal to the Assignor’s Commitment Percentage of all such Loans.  On and after the Assignment Effective Date, the Assignee shall also remit to the Assignor any amounts of interest on Loans and fees received from Agent which relate to Assignor’s Commitment Percentage of Loans accrued for periods prior to the Assignment Effective Date.  In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

5.           CREDIT DETERMINATION; LIMITATIONS ON ASSIGNOR’S LIABILITY. The Assignee represents and warrants to the Assignor, Borrower, Agent and the other Banks (a) that it is capable of making and has made and shall continue to make its own credit determinations and analysis based upon such information as the Assignee deemed sufficient to enter into the transaction contemplated hereby and not based on any statements or representations by the Assignor, (b) the Assignee confirms that it meets the requirements to be an assignee as set forth in Section 8.17 of the Loan Agreement; (c) the Assignee confirms that it is able to fund the Loans as required by the Loan Agreement; and (d) the Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement and the Loan Documents are required to be performed by it as a Bank thereunder. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no representation or warranty of any kind to the Assignee and shall not be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of the Loan Agreement or any Loan Documents, (ii) any representation, warranty or statement made in or in connection with the Loan Agreement or any of the Loan Documents, (iii) the financial condition or creditworthiness of Borrower, (iv) the performance of or compliance with any of the terms or provisions of the Loan Agreement or any of the Loan Documents, (v) inspecting any of the property, books or records of Borrower or (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be liable for any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans, the Loan Agreement or the Loan Documents, except for its or their own bad faith or willful misconduct. The Assignee appoints Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent by the terms thereof.

6.           INDEMNITY.  The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, cost and expenses (including, without limitation, attorneys’ fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee’s performance or non-performance of obligations assumed under this Assignment Agreement.

7.           SUBSEQUENT ASSIGNMENTS.  After the Assignment Effective Date, the Assignee shall have the right pursuant to Section 8.17 of the Loan Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (a) any such subsequent assignment does not violate any of the terms and conditions of the Loan Agreement, any of the Loan Documents, or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Agreement or any of the Loan Documents has been obtained, (b) the assignee under such assignment from the Assignee shall agree to assume all of the Assignee’s obligations hereunder in a manner satisfactory to the Assignor and (c) the Assignee is not thereby released from any of its obligations to the Assignor hereunder.

8.           REDUCTIONS OF AGGREGATE AMOUNT OF COMMITMENTS.  If any reduction in the Total Commitment Amount occurs between the date of this Assignment Agreement and the Assignment Effective Date, the percentage of the Total Commitment Amount assigned to the Assignee shall remain the percentage specified in Section I hereof and the dollar amount of the Commitment of the Assignee shall be recalculated based on the reduced Total Commitment Amount.

9.           ENTIRE AGREEMENT.  This Assignment Agreement and the attached consent embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

10.           GOVERNING LAW.  This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the Commonwealth of Pennsylvania.

11.           NOTICES.  Notices shall be given under this Assignment Agreement in the manner set forth in the Loan Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth under each party’s name on the signature pages hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

[ADDRESS]                                                                           [NAME OF ASSIGNOR]

By:
Title:

[ADDRESS]                                                                           [NAME OF ASSIGNEE]

By:
Title:

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ATTACHMENT I
TO
FORM OF ASSIGNMENT AGREEMENT

NOTICE OF ASSIGNMENT

To:                      Matthews International Corporation
Two NorthShore Center
Pittsburgh, Pennsylvania  15212
Attention:  Edward J. Boyle

Citizens Bank of Pennsylvania, as Agent
Two Mellon Bank Center
Room 152-0230
Pittsburgh, PA  15259-0001
Attention:  Curtis C. Hunter, Vice President

From:                      [NAME OF ASSIGNOR]

[NAME OF ASSIGNEE]

, ____

1.           We refer to that Loan Agreement, dated as of December 3, 2001 (which, as it may from time to time be amended, restated or otherwise modified, is herein called the “Loan Agreement”), by and between Matthews International Corporation (the “Borrower”), certain banks listed on the signature pages thereof (collectively, “Banks” and, individually, “Bank”), including _________________ (the “Assignor”) and Citizens Bank of Pennsylvania, as agent for the Banks (as such, the “Agent”). Capitalized terms used herein and in any consent delivered in connection herewith and not otherwise defined herein or in such consent shall have the meanings attributed to them in the Loan Agreement.

2.           The Assignor and _______________________ (the “Assignee”) have entered into an Assignment Agreement, dated as of _________________, _____, pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor, all of the Assignor’s rights and obligations under the Loan Agreement such that Assignee’s Commitment Percentage of the Total Commitment Amount shall equal ______________ percent (__%) of ________________ Dollars ($______________), effective as of the “Assignment Effective Date” (as hereinafter defined).

The “Assignment Effective Date” shall be the later of _______________, ___ or two Business Days (or such shorter period as agreed to by Agent) after this Notice of Assignment and any consents and payments required by Sections 8.17A of the Loan Agreement have been delivered to Agent, provided that the Assignment Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied; provided, however, that, in the event that Borrower shall appropriately request a Revolving Credit Loan prior to the time at which all of the conditions to the effectiveness of this Assignment shall have been met, the Assignment Effective Date shall be the Business Day immediately following the day upon which the Loans by the Banks are to be made under such request for a Revolving Credit Loan.

3.           As of the Assignment Effective Date, the Commitment Percentage of the Assignor in the Total Commitment Amount and Loans will be ______% (_____________ Dollars ($______________)) (as such percentage may be reduced or increased by assignments which become effective prior to the assignment to the Assignee becoming effective).

4.           The Assignor and the Assignee hereby give to Borrower and Agent notice of the assignment and delegation referred to herein. The Assignor shall confer with Agent before _________, ____ to determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof, and shall confer with Agent to determine the Assignment Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify Agent if the Assignment Agreement does not become effective on any proposed Assignment Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of Agent, the Assignor shall give Agent written confirmation of the occurrence of the Assignment Effective Date.

5.           The Assignee hereby accepts and assumes the assignment and delegation referred to herein and agrees as of the Assignment Effective Date (a) to perform fully all of the obligations under the Loan Agreement which it has hereby assumed and (b) to be bound by the terms and conditions of the Loan Agreement as if it were a “Bank”.

6.           The Assignor and the Assignee request and agree that any payments to be made by Agent to the Assignor on and after the Assignment Effective Date shall be made entirely to the Assignee, it being understood that the Assignor and the Assignee shall make between themselves any desired allocations.

7.           The Assignor and the Assignee request and direct that Agent prepare and cause Borrower to execute and deliver the Note to the Assignee in accordance with Section 8.17 of the Loan Agreement. The Assignor and the Assignee agree to deliver to Agent, for delivery to Borrower, the original Notes received from it by Borrower upon its receipt of new Notes in the amount set forth above.

8.           The Assignee advises Agent that the address listed below is its address for notices under the Loan Agreement:

           The Assignee advises Agent that the address listed below is the address of its Office and the wire transfer instructions for delivery of funds by Agent thereto:

ASSIGNOR                                                                           ASSIGNEE

By:                                                                By:
Title:                                                                Title:

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ATTACHMENT II
TO
FORM OF ASSIGNMENT AGREEMENT

CONSENT AND RELEASE

TO:           [NAME OF ASSIGNOR]

[NAME OF ASSIGNEE]

, ____

1.           We acknowledge receipt from __________________________(the “Assignor”) and _____________ (the “Assignee”) of the Notice of Assignment, dated as of __________________, ____ (the “Notice”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Notice.

2.           In consideration of the assumption by the Assignee of the obligations of the Assignor as referred to in the Notice, Borrower hereby (a) irrevocably consents, pursuant to Section 8.17 of the Loan Agreement, to the assignment and delegation referred to in the Notice, (b) as of the Assignment Effective Date, irrevocably releases the Assignor from all of its obligations to Borrower under the Loan Agreement and any of the Loan Documents to the extent that such obligations have been assumed by the Assignee and (c) agrees that, as of the Assignment Effective Date, Borrower shall consider the Assignee as a “Bank” for all purposes under the Loan Agreement and any of the Loan Documents.

3.           Borrower directs Agent to prepare for issuance by Borrower of replacement Notes requested by the Assignor and the Assignee in the Notice. Assignor hereby irrevocably agrees that it shall have no further right or claims against Borrower under the Loan Agreement or Loan Documents, any and all of which have been assigned to Assignee.

4.           In consideration of the assumption by the Assignee of the obligations of the Assignor as referred to in the Notice, Agent hereby (a) irrevocably consents pursuant to Section 8.17A of the Loan Agreement, to the assignment and delegation referred to in the Notice, (b) as of the Assignment Effective Date, irrevocably releases the Assignor from its obligations to Agent under the Loan Agreement or any of the Loan Documents to the extent that such obligations have been assumed by the Assignee, and (c) agrees that, as of the Assignment Effective Date, Agent shall consider the Assignee as a “Bank” for all purposes under the Loan Agreement and any of the Loan Documents.

Matthews International Corporation

By:
Title:

Citizens Bank of Pennsylvania,
as Agent

By:
Title:

[ASSIGNOR]

By:
Title:

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ATTACHMENT III
TO
FORM OF ASSIGNMENT AGREEMENT

FORM OF
ADMINISTRATIVE QUESTIONNAIRE

Please accurately complete the following information and return via FAX to Citizens Bank of Pennsylvania as soon as possible.

FAX Number:

LEGAL NAME TO APPEAR IN DOCUMENTATION:

GENERAL INFORMATION - DOMESTIC LENDING OFFICE:

Institution Name:
Street Address:
City, State, Zip Code:

CONTACTS/NOTIFICATION METHODS:

CREDIT CONTACTS:

Primary Contact:
Street Address:
City, State, Zip Code:
Phone Number:
FAX Number:
Backup Contact:
Street Address
City, State, Zip Code:
Phone Number:
FAX Number:

TAX WITHHOLDING:

Non Resident Alien                                                      Y*           N
*Form 4224 Enclosed
Tax ID Number

CONTACTS/NOTIFICATION METHODS:

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.

Contact:
Street Address:
City, State, Zip Code:
Phone Number:
FAX Number:

PAYMENT INSTRUCTIONS:

Name of Bank where funds are to be transferred:

Routing Transit/ABA number of Bank where funds are to be transferred:

Name of Account, if applicable:

Account Number:

Additional Information:

MAILINGS:

Please specify who should receive financial information:

Name:
Street Address:
City, State, Zip Code:

It is very important that all of the above information is accurately filled in and returned promptly. If there is someone other than yourself who should receive this questionnaire, please notify us of their name and FAX number and we will FAX them a copy of the questionnaire. If you have any questions, please call __________________________ of Citizens Bank of Pennsylvania at (412)_________________.

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